Exhibit 10.8
Power of Attorney
I, the undersigned, Peggy Yu Yu, a citizen of the People’s Republic of China (the “PRC”), ID number 110108196505105422, being a shareholder of Beijing Dangdang Kewen E-commerce Co., Ltd. (“Dangdang Kewen”) holding 50% equity interest (the “Equity Interest”) therein, hereby irrevocably authorizes Beijing Dangdang Information Technology Co., Ltd. (“WFOE”) to exercise the following powers and rights during the term of this Power of Attorney:
I, the undersigned, authorize WFOE as my sole and exclusive attorney-in-fact to exercise on my behalf the following shareholder’s rights in respect of the Equity Interest, including but not limited to: (i) the right to attend shareholders’ meetings and execute shareholder resolutions of Dangdang Kewen, and (ii) all shareholder rights prescribed by applicable laws and regulations and the articles of association of Dangdang Kewen, including, without limitation, voting rights and the rights to sell, transfer, pledge or otherwise dispose of all or part of the rights relating to the Equity Interest.
WFOE is authorized to execute the form Share Transfer Agreement included in the Amended and Restated Exclusive Call Option Agreement (entered into between WFOE, Guoqing Li and myself as of the date hereof) on my behalf within the scope of authorization, to timely perform the Amended and Restated Exclusive Call Option Agreement, the Amended and Restated Loan Agreement and the Amended and Restated Equity Pledge Agreement, to each of which I am a party, executed as of the date hereof, and cause Dangdang Kewen to timely perform the Amended and Restated Exclusive Technical Support Service Agreement, to which Dangdang Kewen is a party, executed as of the date hereof. The exercise of the aforesaid rights does not constitute any restriction to the authorization under this Power of Attorney.
Except otherwise provided herein, WFOE is entitled to exercise all necessary rights in respect of the Equity Interest at its own discretion without the need to obtain any oral or written instructions from me.
All acts of WFOE in respect of the Equity Interest shall be deemed as my own acts and all documents executed by WFOE shall be deemed as executed by myself with my acknowledgement.
This Power of Attorney is irrevocable and shall come into effect as of the date hereof and continue to be valid during the period when I remain a shareholder of Dangdang Kewen.
During the term of this Power of Attorney, I hereby waive all rights which are related to the Equity Interest and authorized to WFOE under this Power of Attorney, and will not exercise such rights myself. I shall negotiate with WFOE in the event that I intend to exercise any right in respect of the Equity Interest that has been authorized to WFOE hereunder.
/s/ Peggy Yu Yu
July 23, 2010

Power of Attorney
I, the undersigned, Guoqing Li, a citizen of the People’s Republic of China (the “PRC”), ID number 110104641001005, being a shareholder of Beijing Dangdang Kewen E-commerce Co., Ltd. (“Dangdang Kewen”) holding 50% equity interest (the “Equity Interest”) therein, hereby irrevocably authorizes Beijing Dangdang Information Technology Co., Ltd. (“WFOE”) to exercise the following powers and rights during the term of this Power of Attorney:
I, the undersigned, authorize WFOE as my sole and exclusive attorney-in-fact to exercise on my behalf the following shareholder’s rights in respect of the Equity Interest, including but not limited to: (i) the right to attend shareholders’ meetings and execute shareholder resolutions of Dangdang Kewen, and (ii) all shareholder rights prescribed by applicable laws and regulations and the articles of association of Dangdang Kewen, including, without limitation, voting rights and the rights to sell, transfer, pledge or otherwise dispose of all or part of the rights relating to the Equity Interest.
WFOE is authorized to execute the form Share Transfer Agreement included in the Amended and Restated Exclusive Call Option Agreement (entered into between WFOE, Peggy Yu Yu and myself as of the date hereof) on my behalf within the scope of authorization, to timely perform the Amended and Restated Exclusive Call Option Agreement, the Amended and Restated Loan Agreement and the Amended and Restated Equity Pledge Agreement, to each of which I am a party, executed as of the date hereof, and cause Dangdang Kewen to timely perform the Amended and Restated Exclusive Technical Support Service Agreement, to which Dangdang Kewen is a party, executed as of the date hereof. The exercise of the aforesaid rights does not constitute any restriction to the authorization under this Power of Attorney.
Except otherwise provided herein, WFOE is entitled to exercise all necessary rights in respect of the Equity Interest at its own discretion without the need to obtain any oral or written instructions from me.
All acts of WFOE in respect of the Equity Interest shall be deemed as my own acts and all documents executed by WFOE shall be deemed as executed by myself with my acknowledgement.
This Power of Attorney is irrevocable and shall come into effect as of the date hereof and continue to be valid during the period when I remain a shareholder of Dangdang Kewen.
During the term of this Power of Attorney, I hereby waive all rights which are related to the Equity Interest and authorized to WFOE under this Power of Attorney, and will not exercise such rights myself. I shall negotiate with WFOE in the event that I intend to exercise any right in respect of the Equity Interest that has been authorized to WFOE hereunder.
/s/ Guoqing Li
July 23, 2010

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